UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AVID BIOSERVICES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 AVID BIOSERVICES, INC. 2023 Annual Meeting Vote by October 22, 2023 11:59 PM ET You invested in AVID BIOSERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 23, 2023. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* October 23, 2023 10:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/CDMO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V21219 - P97492 V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V21220 - P97492 1. Election of Directors Nominees: 1) Esther M. Alegria, PhD 04) Richard B. Hancock 07) Jeanne A. Thoma 2) Joseph Carleone, PhD 05) Catherine J. Mackey, PhD 3) Nicholas S. Green 06) Gregory P. Sargen For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024. For 3. To approve, by an advisory vote, a non - binding resolution approving the compensation of the Company’s named executive officers. For 4. Proposal to approve, by an advisory vote, the frequency of holding future advisory votes on the compensation of the named executive officers. 1 Year NOTE: To conduct any other business properly brought before the 2023 Annual Meeting and any adjournment or postponement thereof.